SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC   20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8,1997

                         _______________

                          TEXTRON INC.

     (Exact name of registrant as specified in its charter)

                         _______________

                            Delaware

         (State or other jurisdiction of incorporation)




       1-5480                                     05-0315468
(Commission File Number)             (IRS Employer Identification Number)




          40 Westminster Street, Providence, RI   02903
                          401-421-2800
  (Address and telephone number of principal executive offices)

Item 5.   OTHER EVENTS

The consent of Cravath, Swaine & Moore, special tax counsel to the Registrant, to the filing of the opinion set forth in full under the caption, "United States Tax Considerations" in the Prospectus Supplement dated August 8, 1997, to the Prospectus dated February 1, 1996, included in Registration Statement No. 33-
63227   and  the  reference  to  such  firm  in  such  Prospectus
Supplement is attached to this report as Exhibit 23. The forms of Distribution Agreement for Medium-Term Senior Securities, Fixed Interest Rate Medium-Term Senior Securities and Floating Interest Rate Medium-Term Senior Securities referred to in such Prospectus and Prospectus Supplement are attached to this report as Exhibits 1(a), 4(a) and 4(b), respectively.

Item 7.   EXHIBITS

1(a)  Form of Distribution Agreement for Medium-Term Senior
      Securities

4(a)  Form of Fixed Interest Rate Medium-Term Senior Securities

4(b)  Form of Floating Interest Rate Medium-Term Senior
      Securities

23 Consent of Cravath, Swaine & Moore, special tax counsel to the Registrant





                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TEXTRON INC.

Date:   August 8, 1997                 s/R. L. Yates
                                       R. L. Yates
                                       Vice President and Controller
                                       (principal accounting officer)





                        LIST OF EXHIBITS



        Name of Exhibit


1(a)  Form of Distribution Agreement for Medium-Term Senior
      Securities

4(a)  Form of Fixed Interest Rate Medium-Term Senior Securities

4(b)  Form of Floating Interest Rate Medium-Term Senior
      Securities

23 Consent of Cravath, Swaine & Moore, special tax counsel to the Registrant